SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              JOHNSON OUTDOORS INC.
                              ---------------------
                (Name of Registrant as Specified in its Charter)
           __________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                    [GRAPHIC OMITTED][JOHNSON OUTDOORS LOGO]
                             THE SPIRIT OF ADVENTURE



                              JOHNSON OUTDOORS INC.
                                 555 MAIN STREET
                             RACINE, WISCONSIN 53403

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 19, 2003


To the Shareholders of

     JOHNSON OUTDOORS INC.

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Wednesday, February 19, 2003 at 10:00 a.m., local time, at the Company's Headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

     1.   To elect six directors to serve for the ensuing year.

     2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Monday, December 16, 2002 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors.

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return promptly the proxy card for Class A common stock and/or the proxy card for Class B common stock in the return envelope provided in order to be sure that your shares will be voted at the Annual Meeting.

                                     By Order of the Board of Directors

                                     /s/ Paul A. Lehmann

                                     Paul A. Lehmann
                                     Secretary

Racine, Wisconsin
January 21, 2003

                              JOHNSON OUTDOORS INC.
                                 555 Main Street
                             Racine, Wisconsin 53403

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                          To Be Held February 19, 2003

This Proxy Statement, which is first being mailed to shareholders on or about January 21, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Wednesday, February 19, 2003 at 10:00 a.m., local time, at the Company's Headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof ("Annual Meeting").

Shareholders who execute proxies may revoke them at any time before they are voted by written notice addressed to the Secretary at the Company's address shown above, or by giving notice in open meeting. Unless so revoked, the shares represented by proxies received by the Board of Directors will be voted at the Annual Meeting. Where a shareholder specifies a choice by means of a ballot provided in the proxy, the shares will be voted in accordance with such specification.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is December 16, 2002. On the record date, the Company had outstanding and entitled to vote 7,112,488 shares of Class A common stock and 1,222,729 shares of Class B common stock. Holders of Class A common stock are entitled to one vote per share for directors designated to be elected by holders of Class A common stock and for other matters. Holders of Class B common stock are entitled to one vote per share for directors designated to be elected by holders of Class B common stock and ten votes per share for other matters.


                              ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company's Articles of Incorporation provide that holders of Class A common stock have the right to elect 25% of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will elect two directors and holders of Class B common stock will elect four directors. Terry E. London and John M. Fahey, Jr. (the "Class A Directors") are the nominees designated to be voted on by the holders of Class A common stock, and Samuel C. Johnson, Helen P. Johnson-Leipold, Thomas F. Pyle, Jr. and Gregory
E. Lawton (the "Class B Directors") are the nominees designated to be voted on by the holders of Class B common stock.

Proxies received from holders of Class A common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class A common stock and proxies received from holders of Class B common stock will, unless otherwise directed, be voted for the election of the nominees designated to be voted on by the holders of Class B common stock. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, any shares not voted on this matter (whether by abstention, broker non-vote or otherwise) will have no effect on the election of directors, except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

Listed below are the nominees of the Board of Directors for election at the Annual Meeting. Each of the nominees is presently a director of the Company. If any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors, will have discretionary authority to select and vote for substituted nominees. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

                                                                                                        Director
Name                            Age   Business Experience During Last Five Years                         Since
----                            ---   ------------------------------------------                         -----
Samuel C. Johnson               74    Chairman Emeritus of S.C. Johnson & Son, Inc. since                1970
                                      October 2000 (manufacturer of household maintenance and
                                      industrial products) (SCJ). Chairman of Johnson International since 1998 (banking and insurance). Chairman of SCJ from 1988 until October 2000. Chairman of the Board of the Company from
                                      January 1994 to March 1999. Director of H.J. Heinz Company.
                                      Mr. Johnson is the father of Helen P. Johnson-Leipold.

Thomas F. Pyle, Jr.             61    Vice Chairman of the Board of the Company since October 1997.      1987
                                      Chairman of The Pyle Group since September 1996 (financial services and investments). Director of Sub Zero Corporation.

Helen P. Johnson-Leipold        45    Chairman and Chief Executive Officer of the Company since          1994
                                      March 1999. Vice President, Worldwide Consumer
                                      Products-Marketing of SCJ from September 1998 to March 1999.
                                      Vice President, Personal and Home Care Products of SCJ from
                                      October 1997 to September 1998. Ms. Johnson-Leipold is the
                                      daughter of Samuel C. Johnson.

Gregory E. Lawton               51    President and Chief Executive Officer and Director of              1997
                                      JohnsonDiversy, Inc. (manufacturer of industrial maintenance products) since January 1999. President and Chief Executive
                                      Officer of NuTone, Inc. (manufacturer of ventilation fans, intercom systems and other home products) from July 1994 to
                                      January 1999. Director of General Cable Corporation and Superior
                                      Metal Products, Inc.

Terry E. London                 53    President of London Partners LLC since July 2001 (private          1999
                                      investments). From May 1997 to July 2000, President and Chief
                                      Executive Officer and a Director of Gaylord Entertainment
                                      Company (hospitality and attractions, creative content and interactive media) (Gaylord). Executive Vice President and
                                      Chief Operating Officer of Gaylord from March 1997 to May 1997.

                                                                                                        Director
Name                            Age   Business Experience During Last Five Years                         Since
----                            ---   ------------------------------------------                         -----
John M. Fahey, Jr.              50    President and Chief Executive Officer and Chairman of the          2001
                                      Executive Committee of the Board of Trustees of the National
                                      Geographic Society (Society) since March 1998 (nonprofit
                                      scientific and educational organization). From April 1996 to
                                      February 1998, President and Chief Executive Officer of NGV, Inc.
                                      (National Geographic Ventures, the Society's separate wholly owned, taxable subsidiary). Director of Jason Foundation for
                                      Education.

Committees

The Board of Directors has standing Executive, Audit, Compensation and Nomination Committees.

The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and, subject to certain limitations, has the power to exercise fully the powers of the Board of Directors. Present members of the Executive Committee are Messrs. Johnson (Chairman) and Pyle and Ms. Johnson-Leipold.

The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Fahey, each of whom is independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee's primary duties and responsibilities are to: (1) appoint the Company's independent auditors and determine their compensation; (2) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (3) review, evaluate and oversee the audit efforts of the Company's independent auditors and internal auditors; and (4) provide an open avenue of communication among the independent auditors, management, the internal auditors, and the Board of Directors. The Audit Committee's charter was revised in December 2002. A copy of the revised charter is attached to this Proxy Statement as Annex A.

The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee determines all compensation and benefits, including equity-based compensation, of the executive officers and key employees of the Company. The Compensation Committee administers the Company's equity-based incentive compensation plans.

The Nomination Committee, which was established in December 2002, presently consists of Messrs. Fahey (Chairman), London and Pyle. The Nomination Committee's primary duties and responsibilities are to: (1) propose and approve director nominees for election to the Board of Directors; (2) review director candidates recommended by shareholders; (3) propose nominees to serve on Committees of the Board; and (4) develop plans regarding the size and composition of the Board and Board Committees. The Nomination Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nomination Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee. The Company's Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of an intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws.

Committee assignments will be reviewed prior to or at the next meeting of the Board of Directors to be held in 2003.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company's financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company's independent auditors are responsible for auditing the Company's financial statements.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with the independent auditors their independence from the Company and its management. In addition, the independent auditors provided the Audit Committee with written disclosure respecting their independence and the letter required by Independence Standards Board No. 1 ("Independence Discussions with Audit Committees").

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61 ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the Company's consolidated financial statements.

The Audit Committee reviewed the audited consolidated financial statements of the Company for the fiscal year ended September 27, 2002 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 27, 2002 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                The Audit Committee of the Board of Directors

                                Terry E. London, Chairman
                                Thomas F. Pyle, Jr.
                                John M. Fahey, Jr.

Meetings and Attendance

During the year ended September 27, 2002, there were four meetings of the Board of Directors, four meetings of the Audit Committee, three meetings of the Compensation Committee, and no meetings of the Executive Committee. The Nomination Committee, which was not established until December 2002, also did not meet in the year ended September 27, 2002. All directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which they serve during the year ended September 27, 2002.

Compensation of Directors

Retainer and Fees. Each director who is not an employee of the Company ("non-employee director") is entitled to receive an annual retainer of $20,000 and $1,000 for each meeting of the Board of Directors and each committee meeting attended. The Vice Chairman of the Board receives an additional annual retainer of $40,000. Non-employee directors are also entitled to receive an annual retainer for serving on committees of the Board of Directors as follows: the Chairman of each committee receives $3,500 and the other members each receive $1,000.

Stock-Based Plans. The Company maintains the Johnson Outdoors Inc. 1994 Non-Employee Director Stock Ownership Plan (the "1994 Director Plan"), which was initially approved by shareholders on January 27, 1994 and then amended by the shareholders on February 19, 2002. The 1994 Director Plan provides for up to 150,000 shares of Class A common stock to be issued to non-employee directors. The plan provides that upon first being elected or appointed as a director of the Company, and thereafter, on the first business day after the Company's annual meeting of shareholders, that each non-employee director of the Company automatically receives a combined stock option and restricted stock award in each year during the existence of the 1994 Director Plan. The award is intended to deliver a greater portion of director compensation in the form of equity, with the aggregate award providing an annual economic value of $20,000. The annual economic value is equally divided between restricted stock awards and stock options, with the basis for the division as follows: the restricted stock shares at the fair market value on date of award, and the stock options valued by an outside compensation consultant, based on a recognized stock option valuation model.

The exercise price for options is the fair market value of a share of Class A common stock on the date of grant. Options have a term of ten years and become fully exercisable one year after the date of grant. The shares of Class A common stock granted to non-employee directors in the form of restricted stock awards can not be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter the restrictions will lapse. However, a non-employee director may transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee or to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

On February 20, 2002, 5,780 stock options and 1,348 shares of restricted stock were awarded to each of the non-employee directors of the Company at that time (Messrs. Johnson, Pyle, Lawton, London and Fahey).


                    STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information at November 1, 2002 regarding the beneficial ownership of each class of the Company's common stock by each director, each person known by the Company to own beneficially more than 5% of either class of the Company's common stock, each executive officer named in the Summary Compensation Table set forth below, and all directors and executive officers as a group based upon information furnished by such persons. Except as indicated in the footnotes, the persons listed have sole voting and investment power over the shares beneficially owned.

                                           Class A Common Stock(1)                 Class B Common Stock(1)
                                    -------------------------------------- -----------------------------------------
                                                          Percentage of                           Percentage of
                                          Number              Class              Number               Class
Name and Address*                        of Shares         Outstanding          of Shares          Outstanding
----------------------------------- -------------------- ----------------- -----------------------------------------
Samuel C. Johnson                      2,545,273(2)(3)       35.8%             1,062,330(2)(4)         86.9%
  555 Main Street
  Racine, Wisconsin 53403

Imogene P. Johnson                        32,793(4)           **               1,037,330(4)            84.8
  555 Main Street
  Racine, Wisconsin 53403

JWA Consolidated, Inc.                   114,464(5)           1.6              1,037,330(4)            84.8
  555 Main Street
  Racine, Wisconsin 53403

Johnson Trust Co.                        517,367(6)           7.3                142,616(6)            11.7
  555 Main Street
  Racine, Wisconsin 53403

Helen P. Johnson-Leipold                 575,443(5)(7)(8)     8.1              1,056,722(4)(6)(8)      86.4
  555 Main Street
  Racine, Wisconsin 53403

Dimensional Fund Advisors Inc.           541,100(9)           7.6(9)                   -                  -
  1299 Ocean Avenue
  Santa Monica, CA 90401

Patrick J. O'Brien                       153,672(10)          2.2                      -                  -

Mamdouh Ashour                            84,099(11)          1.2                      -                  -

Thomas F. Pyle, Jr.                       27,485(12)          **                       -                  -

Paul A. Lehmann                           13,966(13)          **                       -                  -

Gregory E. Lawton                         12,193(14)          **                       -                  -

Terry E. London                           12,193(14)          **                       -                  -

John M. Fahey, Jr.                         8,221(15)          **                       -                  -

All directors and executive            3,432,545(4)(5)(6)    48.2              1,081,722(2)(4)         88.5
  officers as a group (9 persons)               (8)(16)                                 (6)(8)


-----------------------------------
* Only the addresses of the more than 5% beneficial owners are provided.
** The amount shown is less than 1% of the outstanding shares of such class.

(1) Shares of Class B common stock ("Class B Shares") are convertible on a share-for-share basis into shares of Class A common stock ("Class A Shares") at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table do not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2) Shares reported by Mr. Johnson include 98,000 Class A Shares and 1,037,330 Class B Shares over which Mr. Johnson may be deemed to share voting power and investment power. The 98,000 Class A Shares are held of record by a corporation controlled by Mr. Johnson through various trusts. The 1,037,330 Class B Shares are held of record by the Johnson Worldwide Associates, Inc. Class B Common Stock Voting Trust ("Voting Trust") of which certain trusts of which Mr. Johnson serves as sole trustee are Voting Trust unit holders. Mr. Johnson owns 1,898,570 Class A Shares and 47,046 Class B Shares as sole trustee of a trust for his benefit and reports beneficial ownership of the remaining Class A Shares and Class B Shares indirectly as the sole trustee of a trust for the benefit of Mr. Johnson, members of his family or related entities (the "Johnson Family"), as the sole trustee of a shareholder of certain corporations, or pursuant to options to acquire Class A Shares. Not included in the number of Class A Shares or Class B Shares beneficially owned by Mr. Johnson are Class A Shares or Class B Shares held by Mr. Johnson's wife, Imogene P. Johnson, by family partnerships of which Mr. Johnson is not a general partner, or does not directly or indirectly control a general partner, by corporations in which all of the common stock is beneficially owned by Mr. Johnson's adult children or by Johnson Trust Company, Inc. ("JT"), except as otherwise noted.

(3) Includes options to acquire 8,611 Class A Shares, which options are exercisable within 60 days.

(4) Shares reported by Mrs. Johnson include 1,037,330 Class B Shares directly held by the Voting Trust and over which Mrs. Johnson has shared voting power and shared investment power as sole trustee of the Voting Trust, and all of which are also reported as beneficially owned by Mr. Johnson, Ms. Johnson-Leipold and JWA Consolidated, Inc. as Voting Trust unit holders. Mrs. Johnson reports the remaining shares as personally owned.

(5) The 114,464 Class A Shares are also reported as beneficially owned by Ms. Johnson-Leipold as sole trustee of the Samuel C. Johnson Family Trust, which controls JWA Consolidated, Inc.

(6) Includes 467,851 Class A Shares and 75,992 Class B Shares over which JT has shared voting power and shared investment power, of which 19,392 Class B Shares are also reported as beneficially owned by Ms. Johnson-Leipold. JT reports beneficial ownership of the Class A Shares and Class B Shares reflected in the table as sole trustee of various trusts principally for the benefit of members of the Johnson Family. Mr. Johnson is directly or indirectly the controlling shareholder of JT.

(7) Includes options to acquire 150,000 Class A Shares, which options are exercisable within 60 days and 3,345 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

(8) Includes 272,586 Class A Shares and 1,056,722 Class B Shares over which Ms. Johnson-Leipold has shared voting power and shared investment power, all of which are reported as beneficially owned by JT. Ms. Johnson-Leipold beneficially owns such Class A Shares and Class B Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by the Johnson Family and as a controlling shareholder, with trusts for the benefit of Mr. Johnson and his adult children, of certain corporations.

(9) The information is based on a report on Schedule 13G/A, dated December 31, 2001, filed by Dimensional Fund Advisors Inc., a registered investment advisor ("Dimensional") with the Securities and Exchange Commission. Dimensional reported sole voting and sole dispositive power with respect to all of the reported shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(10) Includes options to acquire 146,999 Class A Shares, which options are exercisable within 60 days, and 1,423 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

(11) Includes options to acquire 67,999 Class A Shares, which options are exercisable within 60 days.

(12) Includes options to acquire 18,611 Class A Shares, which options are exercisable within 60 days.

(13) Includes options to acquire 13,332 Class A Shares, which options are exercisable within 60 days, and 634 shares held by the Company's 401(k) Retirement and Savings Plan, over which the reporting person has sole voting power.

(14) Includes options to acquire 8,000 Class A Shares, which options are exercisable within 60 days.

(15) Includes options to acquire 5,780 Class A Shares, which options are exercisable within 60 days.

(16) Includes options to acquire 427,332 Class A Shares for all officers and directors as a group, which options are exercisable within 60 days.

At November 1, 2002, the Johnson Family beneficially owned 3,286,189 Class A Shares, or approximately 46.2% of the outstanding Class A Shares, and 1,168,366 Class B Shares, or approximately 95.6% of the outstanding Class B Shares.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors is responsible for all compensation and benefits provided to the Company's Chief Executive Officer, other executive officers and key employees. Set forth below is a report explaining the rationale underlying fundamental executive compensation decisions affecting the Company's executive officers, including the executive officers named in the Summary Compensation Table (the "Named Executive Officers").

Overall Compensation Philosophy
-------------------------------

The Company's program is designed to align compensation with Company performance, business strategy, Company values and management initiatives. The Company's overall compensation objectives will provide a competitive total compensation program designed to attract and retain high quality individuals and maintain a performance oriented culture that fosters increased shareholder value. The compensation policy is as follows:

     o Base salaries will be targeted at a level that allows the Company to attract, retain, and motivate, with the framework for such decisions based on a review of the appropriate labor markets.

     o Incentive plans will be targeted above the competitive median and will be widely used so that employees participate based on relevant Company, team and individual performance.

     o    All compensation programs will be designed to add shareholder value.

The Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified financial goals and the executive's success in meeting specific performance goals. As an executive's level of responsibility increases, a greater portion of total compensation is based on performance-based incentive compensation and less on salary and employee benefits, creating the potential for greater variability in the individual's compensation level from year to year. The mix, level and structure of performance-based incentive elements reflect market industry practices as well as the executive's role and relative impact on business results.

The Compensation Committee continually monitors the operation of the Company's executive compensation program. This monitoring includes a biennial report from independent compensation consultants assessing the effectiveness of the Company's compensation program by comparing the Company's executive compensation to a general industry group that is reflective of the national labor market from which many companies recruit for executive and managerial talent (the "Comparator Group"). The Compensation Committee reviews the selection of companies used for this analysis and believes that these companies fairly represent the Company's competitors for executive talent.

The Compensation Committee determines the compensation of the Chief Executive Officer and sets policies for, reviews and approves the recommendations of management (subject to such adjustments as may be deemed appropriate by the Committee) with respect to the compensation awarded to other executive officers and other key employees (including the other Named Executive Officers).

The key elements of the Company's executive compensation program consist of base salary, annual bonus and long-term stock incentives. Senior executive compensation packages are increasingly weighted toward programs contingent upon the Company's performance. As a result, actual compensation levels of senior executives in any particular year may vary within the range of compensation levels of the competitive marketplace based on the Company's actual performance and its prior year's financial results. Although the Compensation Committee believes strongly in offering compensation opportunities competitive with those of comparable members in the Company's industry, the most important considerations in setting annual compensation are Company performance and individual contributions. A general description of the elements of the Company's compensation package, including the basis for the compensation awarded to the Company's Chief Executive Officer for 2002, follows.

Base Salary
-----------

Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned to be competitive with comparable positions in the Comparator Group. The Compensation Committee annually reviews each executive officer's base salary. In determining salary adjustments for executive officers, the Committee considers various factors, including the individual's performance and contribution, the average percentage pay level for similar positions and the Company's performance. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures such as improvements in product quality, manufacturing efficiency gains and the enhancement of relations with Company customers and employees. The Compensation Committee exercises discretion in setting base salaries within the guidelines discussed above.

Effective January 1, 2002, Ms. Johnson-Leipold's annualized base salary was increased from $420,000 to $440,000 to reflect the Compensation Committee's assessment of the factors listed above.

Bonus Program
-------------

The Compensation Committee recognizes the importance of aligning executive compensation with the interests of the shareholders and believes that improvement in economic value provides an excellent measure of shareholder returns. The Company currently has in effect the Johnson Outdoors Key Executive Bonus Plan ("Plan"). The Plan is comprised of two elements which are as follows:

     o    Achievement of personalized individual objectives; and

     o Performance against the Company's Johnson Value Measurement ("JVM") matrix.

The use of individual objectives allows for the establishment of goals that each Plan participant can best impact, which include, but are not limited to: profitability, sales growth, operations efficiency, market share growth, organizational development, or new item introductions.

The JVM component is aimed directly at improving economic value. For fiscal year 2002, the matrix included goals for sales growth and return on capital. The annual award is derived from a matrix of potential levels of achievement against flexible, annually established goals that take into consideration factors such as past performance, current market conditions, competition, growth, capital structure needs, and return on operating capital. The goals support the attainment of increased shareholder returns while responding to changes both in the Company's business and the overall business environment.

Against target, individual payouts range from 0-200%, and, in all cases, the greater percentage of bonus targets are JVM based.

The Company's executive officers are included in the Plan. Target bonuses ranging from 40% to 100% of an executive's base salary are established by the Compensation Committee for each executive officer at the beginning of the year. Target award opportunities are competitive with industry practices. The Plan includes approximately 100 participants.

The Compensation Committee retains the final authority to approve individual bonuses and may, at its sole discretion, reduce or eliminate bonuses determined under the Plan formula. In 2002, the Compensation Committee approved a bonus of $619,988 for Ms. Johnson-Leipold.

Long-Term Stock Incentives
--------------------------

Long-term stock incentives are designed to encourage and create significant ownership of Company stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. Another objective of long-term stock incentives is to encourage and reward executives for long-term strategic management and the enhancement of shareholder value. The Company's equity-based award practices are designed to be competitive with those offered by other recreation and sporting goods companies and other leading manufacturing companies in Wisconsin. To this end, the Compensation Committee considers recommendations from the Company's independent compensation consultants in determining the level of equity-based awards. The Company historically granted two forms of long-term stock incentives: stock options and, on a more selective basis, restricted stock. In December 2002, the Company adopted a phantom share plan to provide an alternative vehicle for the granting of long-term incentives. No awards were made under the phantom share plan in the year ended September 27, 2002.

Stock Options. Under the Company's 2000 Long-Term Stock Incentive Plan, 1994 Long-Term Stock Incentive Plan and the 1986 Stock Option Plan, nonqualified stock options have historically been the primary form of long-term incentive compensation. Options have typically been granted annually, with the size of grants varying based on several factors, including the executive's level of responsibility and past contributions to the Company as well as the practices of peer companies. Consideration has also been given to a person's potential for future responsibility and promotion. The number of shares covered by grants generally reflects competitive industry practices. Stock options are granted with an exercise price equal to the market price of the common stock on the date of grant. Stock options granted in 2002 vest ratably over a three-year period. Vesting schedules are designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years.

Stock option grants in 2002 reflect the considerations discussed above. On December 13, 2001, Ms. Johnson-Leipold received options to purchase 30,000 shares at an exercise price of $7.4175 per share.

Restricted Stock. The Company has a Restricted Stock Plan, which was adopted in 1986. The 2000 Long-Term Stock Incentive Plan and the 1994 Long-Term Stock Incentive Plan also allow for the issuance of restricted stock. Under these plans, grants are made on a highly selective basis to executive officers. From time to time, current executives may receive grants of restricted stock to recognize corporate successes and individual contributions. The Compensation Committee decides appropriate award amounts based on the circumstances of the situation (for example, in the case of a new hire, the level of the position to be filled and the qualifications of the executive sought to fill that role).

Compliance with Internal Revenue Code Section 162(m)
----------------------------------------------------

It is the historical practice of the Company in all appropriate cases to make the compensation to its executives fully deductible under Section 162(m) of the Internal Revenue Code and therefore the Compensation Committee determined that a policy with respect to qualifying compensation paid to executive officers for deductibility is not necessary.

Compensation Committee

Thomas F. Pyle, Jr. (Chairman)
Terry E. London
John M. Fahey, Jr.

Summary Compensation Information

The following table sets forth certain information concerning compensation paid for the last three fiscal years to the Chief Executive Officer and each of the Company's executive officers.

                                              SUMMARY COMPENSATION TABLE
                                                                                        Long-Term
                                                   Annual Compensation                Compensation
                                       -------------------------------------------- ------------------
                                                                                        Securities
    Name and Principal                                               Other Annual       Underlying          All Other
       Position(s)            Year         Salary      Bonus(5)      Compensation(6)   Stock Options      Compensation(7)
--------------------------- ---------  --------------------------------------------- ----------------- --------------------
Helen P. Johnson-Leipold      2002        $435,000   $619,988         $    --             30,000           $ 49,631
Chairman and Chief            2001         414,375     41,023              --             30,000             55,513
Executive Officer(1)          2000         391,875    372,900              --             30,000             53,490

Patrick J. O'Brien            2002        $324,510   $421,071         $    --             25,000           $ 38,963
President and Chief           2001         307,230     79,519              --             25,000             40,578
Operating Officer(2)          2000         290,500    248,900              --             25,000             40,050

Paul A. Lehmann               2002        $245,400   $224,020         $    --             20,000           $ 23,843
Vice President,               2001          96,461     18,100              --             20,000             10,117
Chief Financial Officer       2000              --         --              --                 --                 --
and Secretary(3)

Mamdouh Ashour                2002        $284,250   $ 81,978         $    --             10,000           $253,080
Group Vice President          2001         272,750     95,899          65,020             10,000            232,456
and President - Worldwide     2000         261,625    147,300          71,200              8,500            209,410
Diving(4)

Footnotes to Summary Compensation Table

(1)  Ms. Johnson-Leipold has been Chairman and Chief Executive Officer since March 1999.

(2)  Mr. O'Brien was appointed President and Chief Operating Officer in April 1999. Mr. O'Brien resigned as President and Chief Operating Officer in January 2003.

(3)  Mr. Lehmann has been Vice President and Chief Financial Officer since May 2001.

(4)  Mr. Ashour has been a Group Vice President of the Company since October 1997 and President - Worldwide Diving since
     August 1996.

(5)  The amounts in the table for the year ended September 27, 2002 consist of amounts accrued under the bonus program.

(6)  The amounts in the table consist of reimbursements for the payment of U.S. taxes by Mr. Ashour. Overpayments related to these taxes of $52,650 have been credited to the Company. The amount of the perquisites and other personal benefits, securities or property paid to each of the Named Executive Officers is less than the lesser of
     $50,000 or 10% of the total annual salary and bonus paid to such Named Executive Officer.

(7)  The amounts in the table for the year ended September 27, 2002 consist of the following:

     (a)  Amounts to be credited for qualified retirement contributions are $16,000 for Ms. Johnson-Leipold, $16,000 for
          Mr. O'Brien, $16,000 for Mr. Lehmann and $16,000 for Mr. Ashour.

     (b) Company matching contributions to the executives' 401(k) plan accounts during the year ended September 27, 2002 of $5,500 for Ms. Johnson-Leipold, $5,500 for Mr. O'Brien, $7,300 for Mr. Lehmann and $5,500 for Mr. Ashour.

     (c) Company contributions to the executives' non-qualified plan accounts during the year ended September 27, 2002 of $28,131 for Ms. Johnson-Leipold, $17,463 for Mr. O'Brien, $543 for Mr. Lehmann and $14,127 for Mr. Ashour.

     (d) $217,453 paid to Mr. Ashour for expatriate cost of living and income tax allowances.

Stock-Based Compensation

The following table provides details regarding stock options granted to the Named Executive Officers in fiscal 2002 under the Johnson Outdoors Inc. 1994 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan. In addition, this table shows hypothetical gains that would exist for the respective options granted to the Named Executive Officers. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

                          OPTION GRANTS IN FISCAL 2002
                                                                                       Potential Realizable Values
                        Number of                                                        at Assumed Annual Rates
                       Securities       % of Total                                      of Stock Price Appreciation
                       Underlying     Options Granted    Exercise or                         for Option Term(1)
                        Options       to Employees in    Base Price      Expiration    -----------------------------
Name                    Granted         Fiscal Year       ($/share)         Date            5%            10%
--------------------- ------------  ------------------  -------------  -------------- ------------------------------
Helen P.
  Johnson-Leipold       30,000(2)          11%            $7.4175         12/13/11       $139,945      $345,648
Patrick J. O'Brien      25,000(2)           9              7.4175         12/13/11        116,621       295,540
Paul A. Lehmann         20,000(2)           7              7.4175         12/13/11         93,297       236,432
Mamdouh Ashour          10,000(2)           4              7.4175         12/13/11         46,648       118,216


(1) This presentation is intended to disclose the potential value that would accrue to the optionee if the options were exercised the day before they would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Class A common stock.

(2) One-third of the options vest and become exercisable each successive year after grant, commencing December 13, 2002.

The Named Executive Officers did not exercise any stock options during fiscal 2002. The following table shows the number of shares remaining covered by both "exercisable" (i.e., vested) and "unexercisable" (i.e., unvested) stock options as of September 27, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the September 27, 2002 closing price of the Class A common stock of $10.90.

                       FISCAL 2002 YEAR-END OPTION VALUES

                                              Number of Securities                    Value of Unexercised
                                             Underlying Unexercised                       In-the-Money
                                               Options at 9/27/02                      Options at 9/27/02
                                     ---------------------------------------  --------------------------------------
Name                                    Exercisable        Unexercisable        Exercisable        Unexercisable
------------------------------------ ------------------- -------------------  -----------------  -------------------
Helen P. Johnson-Leipold                   120,000              60,000              $338,275           $239,075
Patrick J. O'Brien                         121,999              50,001               447,187            199,233
Paul A. Lehmann                              6,666              33,334                30,630            127,620
Mamdouh Ashour                              58,499              19,501                43,551             78,141

Total Shareholder Return

The graph below compares on a cumulative basis the yearly percentage change since October 3, 1997 in (a) the total return to shareholders on the Class A common stock with (b) the total return on the Nasdaq Stock Market-U.S. Index;
(c) the total return on the Russell 2000 Index and (d) the total return on a self-constructed peer group index. The peer group consists of the Company, K2, Inc., Brunswick Corporation and Huffy Corporation. The graph assumes $100 was invested on October 3, 1997 in Class A common stock, the Nasdaq Stock Market-U.S. Index, the Russell 2000 Index and the peer group index.





[GRAPHIC OMITTED]





                                 10/3/97     10/2/98      10/1/99     9/29/00     9/28/01      9/27/02
                                 -------     -------      -------     -------     -------      -------
Johnson Outdoors                 100.00       50.00        52.57       40.81       38.06        64.12
Nasdaq Market Index (U.S.)       100.00       95.05       162.14      216.05       88.29        71.19
Russell 2000 Index               100.00       76.97        94.39      117.51       92.59        83.96
Peer Group                       100.00       44.49        66.98       53.11       46.95        61.62

                              CERTAIN TRANSACTIONS

The Company purchases certain services from S. C. Johnson & Son, Inc. and other organizations controlled by Samuel C. Johnson, a director of the Company, and the Johnson Family (including Helen P.

Johnson-Leipold, Chairman and Chief Executive Officer of the Company) including consulting and administrative services. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during the fiscal year ended September 27, 2002 was approximately $1,219,000.


                              INDEPENDENT AUDITORS

Change in Independent Auditors in 2002

On May 17, 2002, the Company notified Arthur Andersen LLP ("Andersen") that its appointment as principal accountants would be terminated effective upon completion of Andersen's limited review of the Company's results for the second quarter of the fiscal year ended September 27, 2002. Prior to this dismissal, Andersen was engaged by the Company as the principal accountants to audit the Company's financial statements. The Company's Audit Committee approved the decision to change independent accountants.

The report of Andersen on the financial statements for the fiscal year immediately prior to Andersen's dismissal (Andersen was not the Company's accountant for the fiscal year ended September 29, 2000) contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with Andersen's audits for the fiscal year immediately prior to Andersen's dismissal and through May 17, 2002 (Andersen was not the Company's accountant for the fiscal year ended September 29, 2000), the Company had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Andersen would have caused Andersen to make reference thereto in their report on the financial statement for such year.

On May 17, 2002, the Company engaged Ernst & Young LLP ("Ernst & Young") to serve as independent auditors for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ended September 27, 2002. During the two fiscal years immediately preceding the engagement of Ernst & Young and through May 17, 2002, the Company had not consulted with Ernst & Young regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Change in Independent Auditors in 2001

On May 3, 2001, the Company notified KPMG LLP ("KPMG") that its appointment as principal accountants would be terminated effective upon completion of KPMG's limited review of the Company's results for the second quarter of the fiscal year ended September 28, 2001. Prior to this dismissal, KPMG was engaged by the Company as the principal accountants to audit the Company's financial statements. The Company's Audit Committee approved the decision to change independent accountants.

The report of KPMG on the financial statements for the fiscal year immediately prior to KPMG's dismissal contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with KPMG's audits for the fiscal year immediately prior to KPMG's dismissal and through May 3, 2001, the Company had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in their report on the financial statement for such years.

On May 3, 2001, the Company engaged Andersen to serve as independent auditors for the purpose of auditing the consolidated financial statements of the Company for the fiscal year ended September 28, 2001. During the two fiscal years immediately preceding the engagement of Andersen and through May 3, 2001, the Company had not consulted with Andersen regarding any of the matters identified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Independent Auditors' Fees

In connection with the fiscal year ended September 27, 2002, Ernst & Young provided various audit and non-audit services to the Company and billed the Company for these services as follows:

a) Audit Fees. Aggregate fees billed to the Company by Ernst & Young for professional services rendered for the audit and review of the Company's financial statements for the fiscal year ended September 27, 2002 totaled $329,567.

b) Financial Information Systems Design and Implementation Fees. Ernst & Young did not render any services to the Company respecting financial information systems design and implementation during the fiscal year ended September 27, 2002.

c) All Other Fees. Aggregate fees billed to the Company by Ernst & Young for non-audit services rendered for the fiscal year ended September 27, 2002 to the Company, including tax related services, totaled $19,200.

The Audit Committee has considered whether the provision of the non-audit services related to sections (b) and (c) above was compatible with maintaining the independence of Ernst & Young and determined that such services did not adversely affect the independence of Ernst & Young.

Representatives of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Audit Committee will not choose independent public accountants for the purpose of auditing the consolidated financial statements of the Company for the year ending October 3, 2003 until after the Annual Meeting.


                              SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for presentation at the 2004 Annual Meeting of Shareholders must be received at the offices of the Company, 555 Main Street, Racine, Wisconsin 53403 by September 28, 2003 for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise intends to present business at the 2004 Annual Meeting of Shareholders must comply with the requirements set forth in the Company's Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2004 Annual Meeting of Shareholders but do not intend to have included in the Company's proxy statement and form of proxy for such meeting) prior to the close of business on December 22, 2003 (assuming a February 19, 2004 meeting date), then the notice will be considered untimely and the Company will not be required to present such proposal at the 2004 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2004 Annual Meeting of Shareholders, then the persons named in proxies solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal. The 2004 Annual Meeting of Shareholders is tentatively scheduled to be held on February 19, 2004.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and more than 10% shareholders to file with the Securities and Exchange Commission reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that during the year ended September 27, 2002, all reports required by Section 16(a) to be filed by the Company's officers, directors and more than 10% shareholders were filed on a timely basis.


                                  OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the Securities and Exchange Commission for the fiscal year ended September 27, 2002. This Form 10-K will be bound with the Company's 2002 Annual Report to Shareholders and mailed to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the Securities and Exchange Commission, the Company, where allowed, is delivering only one copy of the Company's 2002 Annual Report on Form 10-K and this proxy statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company's 2002 Annual Report on Form 10-K and/or this proxy statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company's 2002 Annual Report on Form 10-K and/or this proxy statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and proxy statement if you are currently receiving multiple copies), then you may notify the Company by writing to Investor Relations, Johnson Outdoors Inc., 555 Main Street, Racine, Wisconsin 53403 or via the internet to: corporate@johnsonoutdoors.com.

The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold stock of the Company.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

                                     By Order of the Board of Directors

                                     /s/ Paul A. Lehmann

                                     Paul A. Lehmann
                                     Secretary

                                                                         Annex A
                                                                         -------

                              Johnson Outdoors Inc.


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.   PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Johnson Outdoors Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: (a) the controls and other procedures of the Company that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission ("disclosure controls and procedures"), including reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; (b) the Company's controls that pertain to the preparation of financial statements required to be in conformity with Generally Accepted Accounting Principles as addressed by the Codification of Statements on Auditing Standards, AU Section 319, as in effect from time to time, or any superseding definition or other literature that is issued or adopted by the Public Company Accounting Oversight Board ("internal controls and procedures"); and (c) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Company's financial reporting, disclosure controls and procedures and internal controls and procedures.

o    Appoint the independent auditors and determine their compensation.

o Review, evaluate and oversee the audit efforts of the Company's independent auditors and internal auditors.

o Provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors.

o Prepare the Audit Committee Report required to be included in the Company's annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the independence and experience requirements of The NASDAQ Stock Market, Inc. ("Nasdaq") and the rules and regulations of the Securities and Exchange Commission (the "Commission"), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. No member of the Committee may serve on the audit committees of more than three public companies unless the Board determines that such service does not, and will not, impair the member's ability to effectively serve on the Committee and discloses the determination in the Company's annual proxy statement. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and the Company shall endeavor, to the extent possible, to have at least one member of the Committee who has accounting or financial management experience sufficient to qualify as a "financial expert" under the rules and regulations of Nasdaq and the Commission, as such rules are in effect from time to time. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

III. MEETINGS

The Committee shall meet at least quarterly or more frequently as circumstances dictate. The Committee may ask members of management or others to attend any meeting and provide pertinent information as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditors and the independent auditors in separate executive sessions to discuss any matters that the Committee and/or any of these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

In performing its responsibilities and duties, the Committee will seek to provide an open avenue of communication among the independent auditors, management, the Board and the internal auditors. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns about the Company's financial reporting, disclosure controls and procedures and internal controls and procedures.

In discharging its oversight role, the Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

The Committee has direct responsibility for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee. The Committee shall have the sole power to: (a) approve all related-party transactions, in accordance with the rules and regulations of Nasdaq, as such rules are in effect from time to time; (b) hire and fire the independent auditors, based on the Committee's judgment of the independent auditors' independence and effectiveness, as well as approve all fees and engagement terms; (c) resolve any disagreement between management and the independent auditors; (d) pre-approve all auditing services in accordance with applicable law or regulation; and (e) pre-approve all permissible non-audit services performed by the independent auditors in accordance with applicable law or regulation, subject to any de minimis exception that may be provided by applicable law or regulation. The Committee will not approve any of the "prohibited activities" identified in Section 10A(g) of the Exchange Act.

The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting.

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

o Review and update this Charter periodically as conditions dictate, but in any event at least annually.

o Discuss with the independent auditors, in accordance with the Exchange Act, prior to the filing of the independent auditors' audit report, (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information permissible under Generally Accepted Accounting Principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between management and the independent auditors.

o Discuss with the independent auditors their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time.

o Review and discuss with management and the independent auditors the Company's annual audited financial statements to be included in the Company's Annual Report on Form 10-K, prior to filing the Annual Report with the Commission, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation," and any reports or other financial information submitted to any governmental body, or the public, including any attestation, certification, report, opinion, or review rendered by the independent auditors. Based on (a) the Committee's review and discussion of the Company's annual audited financial statements with management and the independent auditors, (b) the Committee's discussions with the independent auditors on their independence and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as in effect from time to time, and (c) such other factors and circumstances as are determined appropriate by the Committee, the Committee will recommend to the Board whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-K.

o Review the regular internal reports to management prepared by the internal auditors and management's response.

o Discuss with management and the independent auditors the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

o Review and discuss with management and the independent auditors the Company's quarterly financial results included in the Form 10-Q and the results of the independent auditors' review of the quarterly financial statements.

o Discuss with management and the independent auditors the Company's earnings press releases, prior to their release.

o Review disclosures made to the Committee by the Company's chief executive officer and senior financial officers (namely, the chief financial officer, the principal accounting officer, the controller and any other employee performing similar functions, collectively, the "Senior Officers") about
     (a) any significant deficiencies or weaknesses in the design or operation of the disclosure controls and procedures and internal controls and procedures, including any significant deficiencies and material weaknesses that could adversely affect the Company's ability to record, process, summarize and timely report financial information as required by the Commission; (b) any fraud (whether or not material) involving management or other employees significantly involved with disclosure controls and procedures and internal controls and procedures; (c) whether or not there were significant changes in disclosure controls and procedures and internal controls and procedures or other factors that could significantly affect such controls; and (d) any action to fraudulently influence, coerce, manipulate or mislead the Company's independent auditors for the purpose of rendering the Company's financial statements materially misleading.

o Discuss with the Senior Officers the areas of financial risk that could have a material adverse effect on the Company's results of operation or financial condition and the Company's risk assessment and risk management policies.

o Report the Committee's activities, including its conclusions with respect to the internal auditors and the independent auditors, to the Board at the Board's meeting next following each Committee meeting so that the Board is kept fully informed of the Committee's activities on a current basis.

Independent Auditors

o Select, evaluate, appoint and, where appropriate, replace the Company's independent auditors and determine the fees and other compensation to be paid to the independent auditors. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company to determine the auditors' independence.

o Review with the independent auditors, in advance, the scope of the annual audit, including the scope of complementary internal audit activities.

o Review and evaluate the lead partner of the independent auditors' audit team.

o    Review with the independent auditors the results of the annual audit.

o    Review the performance of the independent auditors.

o Periodically consult with the independent auditors out of the presence of management about internal controls and procedures and the fullness and accuracy of the Company's financial statements.

o Ensure the rotation of the lead partner, the concurring review partner, the client service partner, and other "line" partners directly involved in the performance of the audit for the Company, as required by applicable law or regulation.

o Obtain and review on an annual basis a report from the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

Financial Reporting Processes

o In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes generally, both internal and external.

o Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

o Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditors.

Process Improvement

o Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

o Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

o Review any significant disagreement (even if adequately resolved) among management and the independent auditors or the internal auditors in connection with the preparation of the financial statements.

o Review with the independent auditors, the internal auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

o Conduct annually a self-assessment of its performance during the previous year. In addition, from time to time, the Board may conduct a similar assessment of the Committee. The purpose of these assessments is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principal criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board, as the case may be.

Ethical and Legal Compliance

o As directed by the Board, assist in the establishment, review and periodic update of any codes of ethical conduct or similar policies in effect at the Company from time to time (collectively, the "Code").

o Review management's monitoring of the Company's compliance with the Code, and ensure that management has in place effective disclosure controls and procedures and internal controls and procedures.

o Review activities, organizational structure, and qualifications of the internal audit department.

o Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

o Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Other

o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

V.   LIMITATION ON COMMITTEE'S ROLE

While the Committee has the responsibilities and duties set forth in this Charter, the Committee's responsibilities and duties are of oversight in nature. The primary responsibility for the Company's financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company's independent auditors are responsible for auditing the Company's financial statements. It is the responsibility of management and the independent auditors to bring to the attention of the Committee any failures, irregularities or other problems respecting the Company's financial reporting, disclosure controls and procedures and internal controls and procedures.

                    JOHNSON OUTDOORS INC. 2003 ANNUAL MEETING
        PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

[                                                                              ]



1. ELECTION OF DIRECTORS                  FOR  WITHHOLD  FOR ALL
   By Holders of Class A                  ALL    ALL      EXCEPT
   common Stock Terry E. London           |_|    |_|       |_|
   John M. Fahey, Jr.


   ___________________________________
   (Instructions: To withhold authority
   to vote for any individual nominee,
   mark the vote "For All Except" and
   write the name(s) of the nominee(s)
   above.)



   2. In their discretion, the proxies
      are authorized to vote upon such
      other business as may properly come
      before the Annual meeting or any
      adjournments or postponements
      thereof.

      Check appropriate box
      indicate changes below:
      Address Change? |_|  Name Change? |_|

      Please Check this box
      if you plan to attend the
      Annual Meeting. |_|


      Number of Persons attending: ______

            Date: _______________

      Signature(s) _____________________

      ___________________________________
      Note: Please sign exactly as your
      name appears on your stock
      certificate. Joint owners should
      each sign personally. A corporation
      should sign full corporate name by
      duly authorized officers and affix
      corporate seal, if any. When
      signing as attorney, executor,
      administrator, trustee or guardian,
      give full title as such.

--------------------------------------------------------------------------------
                           ~   FOLD AND DETACH HERE   ~

                             YOUR VOTE IS IMPORTANT!

        PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Proxy
Class A Common Stock
                              JOHNSON OUTDOORS INC.

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, February 19, 2003, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Item 1.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

                    JOHNSON OUTDOORS INC. 2003 ANNUAL MEETING
        PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

[                                                                              ]



1. ELECTION OF DIRECTORS                       FOR  WITHHOLD  FOR ALL
   By Holders of Class B                       ALL    ALL      EXCEPT
   common Stock  Samuel C. Johnson             |_|    |_|       |_|
   Helen P. Johnson-Leipold
   Thomas F. Pyle, Jr.
   Gregory E. Lawton

  ___________________________________
  (Instructions: To withhold authority
  to vote for any individual nominee,
  mark the vote "For All Except" and
  write the name(s) of the nominee(s)
  above.)


  2. In their discretion, the proxies
     are authorized to vote upon such
     other business as may properly
     come before the Annual meeting
     or any adjournments or postponements
     thereof.

     Check appropriate box
     indicate changes below:
     Address Change? |_|  Name Change? |_|

     Please Check this box
     if you plan to attend the
     Annual Meeting. |_|


      Number of Persons attending: ______

            Date: _______________

      Signature(s) _____________________

      ___________________________________
      Note: Please sign exactly as your
      name appears on your stock
      certificate. Joint owners should
      each sign personally. A corporation
      should sign full corporate name by
      duly authorized officers and affix
      corporate seal, if any. When
      signing as attorney, executor,
      administrator, trustee or guardian,
      give full title as such.

--------------------------------------------------------------------------------
                           ~   FOLD AND DETACH HERE   ~

                             YOUR VOTE IS IMPORTANT!

        PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Proxy
Class B Common Stock
                              JOHNSON OUTDOORS INC.

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, February 19, 2003, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Item 1.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------